UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 27, 2006

Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Suite 250, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2006, Anworth Mortgage Asset Corporation (“Anworth”) entered into addenda to its employment agreements with each of Joseph Lloyd McAdams, Anworth’s Chairman, Chief Executive Officer and President, Joseph E. McAdams, Anworth’s Chief Investment Officer and Executive Vice President, and Heather U. Baines, Anworth’s Executive Vice President. The addenda amend the employment agreements with Joseph Lloyd McAdams, Joseph E. McAdams and Heather U. Baines to, among other things, (i) comply with Section 409A of the Internal Revenue Code of 1986, as amended, as enacted in the American Jobs Creation Act of 2004, (ii) modify certain non-competition provisions in the employment agreements with Joseph Lloyd McAdams and Joseph E. McAdams, (iii) remove certain non-competition provisions from the employment agreement with Heather U. Baines and (iv) make certain other clarifications to the agreements. The above summary of the addenda to the employment agreements is qualified in its entirety by reference to the addenda, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, and are incorporated herein by reference.

On June 27, 2006, Anworth entered into Change in Control and Arbitration Agreements with each of Thad M. Brown, Anworth’s Chief Financial Officer, Treasurer and Secretary, Charles J. Siegel, Anworth’s Senior Vice President-Finance and Assistant Secretary, Evangelos Karagiannis, Anworth’s Vice President and Portfolio Manager, and Bistra Pashamova, Anworth’s Vice President and Portfolio Manager, as well as certain other employees of Anworth. The Change in Control and Arbitration Agreements grant these officers and employees certain severance and other benefits in the event that a Change in Control (as defined in the Change in Control and Arbitration Agreements) occurs. The Change in Control and Arbitration Agreements also provide for accelerated vesting of equity awards granted to these officers and employees upon a Change in Control. The above summary of the Change in Control and Arbitration Agreements is qualified in its entirety by reference to the Change in Control and Arbitration Agreements, which are attached hereto as Exhibits 10.4, 10.5, 10.6 and 10.7, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit 10.1

Third Addendum to Employment Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Joseph Lloyd McAdams.

Exhibit 10.2

Fourth Addendum to Employment Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Joseph E. McAdams.

Exhibit 10.3

Second Addendum to Employment Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Heather U. Baines.

Exhibit 10.4

Change in Control and Arbitration Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Thad M. Brown.

Exhibit 10.5

Change in Control and Arbitration Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Charles J. Siegel.

Exhibit 10.6

Change in Control and Arbitration Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Evangelos Karagiannis.

Exhibit 10.7

Change in Control and Arbitration Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Bistra Pashamova.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date:	June 27, 2006	By:	/s/ Lloyd McAdams
Name: Lloyd McAdams
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit #	Description

10.1	Third Addendum to Employment Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Joseph Lloyd McAdams.

10.2	Fourth Addendum to Employment Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Joseph E. McAdams.

10.3	Second Addendum to Employment Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Heather U. Baines.

10.4	Change in Control and Arbitration Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Thad M. Brown.

10.5	Change in Control and Arbitration Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Charles J. Siegel.

10.6	Change in Control and Arbitration Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Evangelos Karagiannis.

10.7	Change in Control and Arbitration Agreement effective June 27, 2006 by and between Anworth Mortgage Asset Corporation and Bistra Pashamova.